                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st of July, 1996.



                                           /s/ R. David Thomas
                                           ----------------------------------
                                           R. David Thomas

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                        /s/ Gordon F. Teter
                                        -------------------------------------
                                        Gordon F. Teter

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                          /s/ John K. Casey
                                          ------------------------------------
                                          John K. Casey

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                          /s/ Ronald E. Musick
                                          ----------------------------------
                                          Ronald E. Musick

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                         /s/ Lawrence A. Laudick
                                         ------------------------------------
                                         Lawrence A. Laudick

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                         /s/ W. Clay Hamner
                                         ------------------------------------
                                         W. Clay Hamner

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of July, 1996.



                                          /s/ Ernest S. Hayeck
                                          -----------------------------------
                                          Ernest S. Hayeck

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of July, 1996.



                                          /s/ Janet Hill
                                          -----------------------------------
                                          Janet Hill

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 26th day of July, 1996.



                                         /s/ Ronald V. Joyce
                                         ------------------------------------
                                         Ronald V. Joyce

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of July, 1996.



                                         /s/ Thomas F. Keller
                                         ------------------------------------
                                         Thomas F. Keller

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of July, 1996.



                                        /s/ Fielden B. Nutter, Sr.
                                        ------------------------------------
                                        Fielden B. Nutter, Sr.

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of July, 1996.



                                           /s/ James V. Pickett
                                           ---------------------------------
                                           James V. Pickett

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                          /s/ Frederick R. Reed
                                          ----------------------------------
                                          Frederick R. Reed

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy's International, Inc. (the "Company"), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company's WeShare Stock Option Plan, hereby constitutes and appoints John K. Casey and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 31st day of July, 1996.



                                         /s/ Thekla R. Shackelford
                                         -----------------------------------
                                         Thekla R. Shackelford